Financial Instruments	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Financial Instruments
18.	FINANCIAL INSTRUMENTS
The Company’s financial instruments consist of cash and cash equivalents, amounts receivable, accounts payable and accrued liabilities, payable to Auritec, loans payable and convertible debt.
There were no changes to the Company’s risk exposures or management of risks during the year ended December 31, 2023. The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below:
Credit risk
Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. The Company believes it has no significant credit risk, as its cash and cash equivalents and short-term investments, being its primary exposure to credit risk, is with a large Canadian bank. The Company’s maximum exposure to credit risk is the carrying value of these financial assets.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. As at December 31, 2023, the Company had cash and cash equivalents of $19,341,756 (2022 - $18,263,389) in addition to current liabilities of $19,373,903 (2022 - $3,058,387).
Management is currently working on certain strategic alternatives including, but not limited to raising additional capital and strategic alternatives to its existing contingent convertible debt facility. There is no assurance, however, that any or all of these alternatives will materialize or that additional funding will be available, if and when needed.

Market risk
Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: currency risk, interest rate risk and other price risk.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market i nteres
t rates. The Company is exposed to interest rate cash flow risk; and to the extent that the prevailing market interest rates differ from the interest rate on the Company’s monetary assets and liabilities, the Company is exposed to interest rate price risk. At December 31, 2023, the Company maintains a convertible debt facility totaling CDN$10,000,000 as well as having an equipment loan of $235,000 of which a principal balance of $62,709 remains as at December 31, 2023.
The convertible debt accrues interest at the greater of 2.45% and the Canadian prime rate, requiring monthly interest payments. An additional payment in kind accrues at a rate of 7% per annum, which will be settled at maturity or on conversion. The equipment loan accrues interest at a fixed rate of 5.84%.
As at December 31, 2023, management has determined the effect on the future results of operations due to a change in the current Canadian prime rate. An impact of a 1% change in the Canadian prime rate would impact the amount of interest to be paid over the remaining term of the convertible debt facility by approximately $43,807.
Currency risk
Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company is exposed to currency risk due to its frequency of transactions in US dollars. The Company does not use derivatives to hedge against this risk, however, it has purchased US dollars to cover the majority of the costs of the Company’s Phase 2 clinical trial.

At December 31, 2023, the Company held cash of
$
933,816
(2022 – $
1,159,926
)
, had accounts payable of $1,292,128 (2022 – $1,814,067),
a
payable owing to Auritec of $5,000,000 (2022 – nil) and a loan payable of
$
62,709
(2022 – $
142,127
) denominated in US dollars which were translated to Canadian dollars at
1.3226
(2022 –
1.3544
). The impact of a 10% change in the exchange rates would have an impact of approximately $
542,102
(2022 – $
79,627
) on profit or loss. The Company also has cash in accounts payable in Australian dollars, Great British pounds and Euros. The impact of a
10
% change in the exchanges of these currencies would have an immaterial effect on future cash flows.
Other price risk
Other price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk and foreign currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer or by factors affecting all similar financial instruments traded in the market. The Company is not exposed to significant price risk with respect to commodity or equity prices.
Fair Value Measurement
The Company categorizes its financial instruments measured at fair value into one of three different levels depending on the observation of inputs used in the measurement.
Level 1: Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets
Level 2: Fair value is based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly
Level 3: Fair value is based on valuation techniques that require one or more significant unobservable inputs
The Company’s financial instruments consist of cash and cash equivalents, short-term investments, accounts payable and accrued liabilities, loans payable and convertible debt. With the exception of convertible debt, the carrying value of the Company’s financial instruments approximate their fair values due to their short-term maturities.
The following table summarizes information regarding the classification and carrying values of the Company’s financial instruments measured at amortized cost:

Financial assets/liabilities	December 31, 2023	December 31, 2022
Cash and cash equivalents	$19,341,756	$18,263,389
Amounts receivable	$190,612	$89,715
Accounts payable and accrued liabilities	$3,921,875	$2,928,566
Payable to Auritec	$5,000,000	$—
Loans payable	$62,709	$142,127

The following table summarizes information regarding the changes in fair value of liabilities measured at fair value, categorized as Level 3:

Convertible Debt
Balance – December 31, 2021	$7,507,755
Accrued interest	958,669
Interest paid	(315,436)
Change in fair value	1,056,165
Foreign exchange	(465,157)

Balance - December 31, 2022	$8,741,996
Accrued interest	1,162,773
Interest paid	(591,170)
Change in fair value	836,595
Foreign exchange	185,809

Balance - December 31, 2023	$10,336,003

For the convertible debt, the key inputs that affect the ongoing valuation are the discount price, the share price and the share price volatility.